CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the references to our firm under the captions “Financial Highlights” in each Prospectus and “Miscellaneous Information – Independent Registered Public Accounting Firm” in the Statement of Additional Information in Post-Effective Amendment Number 563 to the Registration Statement (Form N-1A No 333-132380) of WisdomTree Trust, and to the incorporation by reference of our reports, dated May 26, 2016, on WisdomTree Dividend Ex-Financials Fund, WisdomTree Earnings 500 Fund, WisdomTree High Dividend Fund, WisdomTree LargeCap Dividend Fund, WisdomTree LargeCap Value Fund, WisdomTree MidCap Dividend Fund, WisdomTree MidCap Earnings Fund, WisdomTree SmallCap Dividend Fund, WisdomTree SmallCap Earnings Fund, WisdomTree Total Dividend Fund, WisdomTree Total Earnings Fund, WisdomTree U.S. Quality Dividend Growth Fund, WisdomTree U.S. SmallCap Quality Dividend Growth Fund, WisdomTree Asia Pacific ex-Japan Fund, WisdomTree China ex-State-Owned Enterprises Fund, WisdomTree Commodity Country Equity Fund, WisdomTree Emerging Markets Consumer Growth Fund, WisdomTree Emerging Markets ex-State-Owned Enterprises Fund, WisdomTree Emerging Markets High Dividend Fund, WisdomTree Emerging Markets Quality Dividend Growth Fund, WisdomTree Emerging Markets SmallCap Dividend Fund, WisdomTree Global ex-U.S. Quality Dividend Growth Fund, WisdomTree Global ex-U.S. Real Estate Fund, WisdomTree Global ex-U.S. Utilities Fund, WisdomTree Global High Dividend Fund, WisdomTree Global Natural Resources Fund, WisdomTree India Earnings Fund (consolidated), WisdomTree Middle East Dividend Fund, WisdomTree Australia Dividend Fund, WisdomTree Europe Hedged Equity Fund, WisdomTree Europe Hedged SmallCap Equity Fund, WisdomTree Europe Quality Dividend Growth Fund, WisdomTree Europe SmallCap Dividend Fund, WisdomTree Germany Hedged Equity Fund, WisdomTree Global ex-U.S. Hedged Dividend Fund, WisdomTree Global ex-U.S. Hedged Real Estate Fund, WisdomTree International Dividend Ex-Financials Fund, WisdomTree International Equity Fund, WisdomTree International Hedged Equity Fund, WisdomTree International Hedged Quality Dividend Growth Fund, WisdomTree International Hedged SmallCap Dividend Fund, WisdomTree International High Dividend Fund, WisdomTree International LargeCap Dividend Fund, WisdomTree International MidCap Dividend Fund, WisdomTree International SmallCap Dividend Fund, WisdomTree Japan Hedged Capital Goods Fund, WisdomTree Japan Hedged Equity Fund, WisdomTree Japan Hedged Financials Fund, WisdomTree Japan Hedged Health Care Fund, WisdomTree Japan Hedged Quality Dividend Growth Fund, WisdomTree Japan Hedged Real Estate Fund, WisdomTree Japan Hedged SmallCap Equity Fund, WisdomTree Japan Hedged Tech, Media and Telecom Fund, WisdomTree Japan Quality Dividend Growth Fund, WisdomTree Japan SmallCap Dividend Fund, WisdomTree Korea Hedged Equity Fund, and WisdomTree United Kingdom Hedged Equity Fund (fifty seven of the portfolios constituting WisdomTree Trust), included in the Annual Reports for the fiscal year ended March 31, 2016.

/s/ ERNST & YOUNG LLP

New York, NY

July 28, 2016